SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                  FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                August 31, 2001



                                  LabOne, Inc.
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)



    Missouri                       0-16946                 43-1039532
----------------------------    -------------          -----------------
(State or other jurisdiction     (Commission            (I.R.S. Employer
     of incorporation            File Number)         Identification No.)


10101 Renner Road,
Lenexa, KS                  66219
-----------------           -----
(Address of principal     (Zip Code)
executive offices)


    Registrant's telephone number, including area code:     913-888-1770
                                                        ----------------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     4.1 Securities Purchase Agreement dated as of August 31, 2001 by and among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement

     4.2  Certificate of Designation for Series B-1 Preferred Stock

     4.3 Warrant Agreement dated as of August 31, 2001 by and among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement

     4.4  Certificate of Designation for Series B-2 Preferred Stock

     4.5  Form of Series A Senior Subordinated Note

     4.6 Amendment No. 1 to Rights Agreement dated August 31, 2001 between LabOne, Inc. and American Stock Transfer & Trust Company

     4.7 Registration Rights Agreement dated August 31, 2001 among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LABONE, INC.



Date:  October 5, 2001         By /s/ John W. McCarty
                                  -------------------
                               John W. McCarty
                               Executive V.P. and Chief Financial Officer


Date: October 5, 2001          By /s/ Kurt E. Gruenbacher
                                  -----------------------
                               Kurt E. Gruenbacher
                               V.P. Finance, Chief Accounting Officer and
                               Treasurer

                                 EXHIBIT INDEX


Assigned
Exhibit
Number                    Description of Exhibit
------                    ----------------------



4.1 Securities Purchase Agreement dated as of August 31, 2001 by and among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement

4.2       Certificate of Designation for Series B-1 Preferred Stock

4.3 Warrant Agreement dated as of August 31, 2001 by and among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement

4.4       Certificate of Designation for Series B-2 Preferred Stock

4.5       Form of Series A Senior Subordinated Note

4.6 Amendment No. 1 to Rights Agreement dated August 31, 2001 between LabOne, Inc. and American Stock Transfer & Trust Company

4.7 Registration Rights Agreement dated August 31, 2001 among LabOne, Inc., Welsh, Carson, Anderson and Stowe IX, L.P. and the other purchasers named on Schedule I to the Securities Purchase Agreement